Exhibit 5.1

March 2, 2015

Pfizer Inc.

235 East 42nd Street

New York, NY 10017

Ladies and Gentlemen:

In connection with the registration statement on Form S-3 (the “Registration Statement”) filed by Pfizer Inc. (“Pfizer”) under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offer and sale from time to time of debt securities, common stock, preferred stock, warrants, depositary shares, purchase contracts, purchase units and guarantees (in each case, “Primary Securities”) as well as the sale of Pfizer’s debt securities, common stock, preferred stock, warrants, depositary shares, purchase contracts, purchase units and guarantees from time to time by certain of Pfizer’s security holders to be named in a prospectus supplement (the “Selling Securityholders”), pursuant to Rule 415 of the General Rules and Regulations promulgated under the Act (the “Secondary Securities” and collectively with the Primary Securities, the “Securities”), I, as Vice President and Corporate Secretary, Chief Counsel —Corporate Governance of Pfizer, have examined such corporate records, certificates and other documents of Pfizer and such questions of law as I, or those under my supervision, have considered relevant and necessary as a basis for my opinion.

Based upon my review, I am of the opinion that:

1. Pfizer has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

2. When (a) the Registration Statement has become effective under the Securities Act and the applicable indenture and any supplemental indenture thereto relating to the Primary Securities that are debt securities have been qualified under the Trust Indenture Act of 1939, as amended; (b) an appropriate prospectus supplement with respect to the Primary Securities that are debt securities and related guarantees, if any, has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) the applicable indenture and any supplemental indenture relating to the Primary Securities which are debt securities and related guarantees, if any, have been duly authorized, executed and delivered by Pfizer, the applicable guarantors, if any, and the other parties thereto; (d) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee and the boards of directors, general partners, members or managers of the guarantors, if any, thereof, authorizing the issuance and sale of the Primary Securities which are debt securities and related guarantees, if any, as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the debt securities and related guarantees, if any, are issued in a manner consistent therewith; (e) the terms of the Primary Securities which are debt securities and related guarantees, if any, and of their issue and sale have been duly established in conformity with any indenture, including any applicable supplemental indenture, relating to the Primary Securities which are debt securities and related guarantees, if any, so as to not violate any applicable law or agreement or instrument then binding on Pfizer and the applicable guarantors, if any; and (f) the Primary Securities which are debt securities and related guarantees, if any, have been duly executed, authenticated and delivered in accordance with such indenture, including any applicable supplemental indenture, and issued and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Primary Securities which are debt securities and related guarantees, if any (including any debt securities and related guarantees issued upon conversion, exchange or exercise of any preferred stock, debt securities or warrants), will constitute valid and binding obligations of Pfizer and the applicable guarantors, if any, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

www.pfizer.com

3. The common stock (including any common stock duly issued upon conversion, exchange or exercise of any preferred stock, depositary shares, debt securities or warrants) will be validly issued, fully paid and non-assessable when: (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities consisting of shares of common stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the common stock as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the common stock is issued in a manner consistent therewith; (d) the terms of the issuance and sale of the Primary Securities consisting of shares of common stock have been duly established in conformity with the certificate of incorporation and by-laws of Pfizer or any applicable law or agreement or instrument then binding on Pfizer; and (e) the certificates representing the common stock in the form of the specimen certificate examined by me shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor.

4. The preferred stock (including any preferred stock duly issued upon conversion, exchange or exercise of any preferred stock, depositary shares, debt securities or warrants) will be validly issued, fully paid and non-assessable when: (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities consisting of shares of preferred stock has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the preferred stock, including the adoption of a certificate of designation for the Primary Securities consisting of shares of preferred stock in accordance with the applicable provisions of the General Corporation Law of the State of Delaware, as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the preferred stock is issued in a manner consistent therewith; (d) the filing of the certificate of designation with the Secretary of State of the State of Delaware has duly occurred; and (e) the terms of the issuance and sale of the Primary Securities consisting of shares of preferred stock have been duly established in conformity with the certificate of incorporation, including the certificate of designation, and by-laws of Pfizer or any applicable law or agreement or instrument then binding on Pfizer; and (f) the certificates representing the preferred stock shall have been duly executed, countersigned and registered and duly delivered to the purchasers thereof against payment of the agreed consideration therefor.

5. When (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities which are warrants has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the Primary Securities which are warrants and the Primary Securities into which the warrants are exercisable as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the Primary Securities which are warrants are issued in a manner consistent therewith; (d) a warrant agreement relating to the Primary Securities which are warrants has been duly authorized, executed and delivered by the Company and the other parties thereto; (e) the terms of the Primary Securities which are warrants and of their issue and sale have been duly established in conformity with any warrant agreement relating to the Primary Securities which are warrants, so as to not violate any applicable law or agreement or instrument then binding on Pfizer; and (f) the Primary Securities which are warrants have been duly executed and delivered in accordance with such warrant agreement and issued and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Primary Securities which are warrants (including any warrants duly issued upon conversion, exchange or exercise of any preferred stock, depositary shares or debt securities) will constitute valid and binding obligations of Pfizer, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

6. When (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities which are depositary shares has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the Primary Securities that are depositary shares as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the Primary Securities which are depositary shares are issued in a manner consistent therewith; (d) the terms of the Primary Securities which are depositary shares and of their issue and sale have been duly established in conformity with any deposit agreement relating to the Primary Securities which are depositary shares so as to not violate any applicable law or agreement or instrument then binding on Pfizer; (e) the preferred stock or common stock relating to such Primary Securities that are depositary shares have been duly issued and paid for in the manner contemplated in the Registration Statement or any prospectus supplement relating thereto; and (f) the receipts evidencing such Primary Securities which are depositary shares, if any, have been duly executed, authenticated and delivered in accordance with such deposit agreement and issued and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Primary Securities which are depositary shares (including any depositary shares duly issued upon conversion, exchange or exercise of any preferred stock, debt securities, or warrants) will constitute valid and binding obligations of Pfizer, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

7. When (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities which are purchase contracts has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the Primary Securities which are purchase contracts and the Primary Securities for which the purchase contracts may be settled as contemplated by the Registration Statement and any prospectus supplement and any purchase contract agreement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the Primary Securities which are purchase contracts are issued in a manner consistent therewith; (d) the terms of the Primary Securities which are purchase contracts and of their issue and sale and the Primary Securities for which the purchase contracts may be settled have been duly established in conformity with any purchase contract agreement relating to the Primary Securities which are purchase contracts so as to not violate any applicable law or agreement or instrument then binding on Pfizer; and (e) the Primary Securities which are purchase contracts have been duly executed and delivered in accordance with such purchase contract agreements and issued and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Primary Securities which are purchase contracts (including any purchase contracts duly issued upon conversion, exchange or exercise of any preferred stock, debt securities or warrants) will constitute valid and binding obligations of Pfizer, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

8. When (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Primary Securities which are purchase units has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the purchase units and securities for which the Primary Securities which are purchase units may be settled as contemplated by the Registration Statement and any prospectus supplement relating thereto, and if in an underwritten offering, in accordance with the terms and conditions of the applicable underwriting agreement, and the Primary Securities which are purchase units are issued in a manner consistent therewith; (d) the terms of the Primary Securities which are purchase units and of their issue and sale and purchase units and securities for which the Primary Securities which are purchase units may be settled have been duly established in conformity with any purchase unit agreement relating to the Primary Securities which are purchase units so as to not violate any applicable law or agreement or instrument then binding on Pfizer; and (e) the Primary Securities which are purchase units have been duly executed and delivered in accordance with such purchase unit agreement and issued and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Primary Securities which are purchase units (including any purchase units duly issued upon conversion, exchange or exercise of any preferred stock, debt securities or warrants) will constitute valid and binding obligations of Pfizer, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

9. When (a) the Registration Statement has become effective under the Securities Act; (b) an appropriate prospectus supplement with respect to the Secondary Securities has been prepared, delivered and filed in compliance with the Securities Act and the applicable rules and regulations; (c) final resolutions have been duly adopted by Pfizer’s Board of Directors or a duly authorized committee, authorizing the issuance and sale of the Secondary Securities and Pfizer shall have received the entire amount of the consideration contemplated by Pfizer’s Board of Directors or a duly authorized committee authorizing the issuance of such Secondary Securities; (d) the terms of the Secondary Securities have been duly established so as to not violate any applicable law or agreement or instrument then binding on Pfizer; and (e) the Secondary Securities have been duly executed and delivered and sold as contemplated in the Registration Statement and any prospectus supplement relating thereto, the Secondary Securities will (x) in the case of Secondary Securities consisting of common or preferred stock, be duly authorized, validly issued, fully paid and non-assessable or (y) in the case of Secondary Securities consisting of debt securities, warrants, depositary shares, purchase contracts, purchase units or guarantees, constitute valid and binding obligations of Pfizer and any applicable guarantor, subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

I express no opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.

I consent to the filing of this opinion as an exhibit to the Registration Statement and to my name under the heading “Legal Matters” in the Prospectus. In giving such consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Securities Act.

Very truly yours,

/s/ Margaret M. Madden

Margaret M. Madden